EXHIBIT 99.1
W. P. Carey & Co. LLC
Supplemental Disclosure Report
For the Year Ended
December 31, 2006

Important Disclosures About this Report
Important Note Regarding Non-GAAP Financial Measures
This supplemental disclosure report contains references to W. P. Carey & Co. LLC’s definition of funds from operations (FFO), which is a non-GAAP financial measure. The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations as net income computed in accordance with generally accepted accounting principles (GAAP), excluding gains or losses from sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. W. P. Carey & Co. LLC calculates its FFO in accordance with this definition and then makes adjustments to add back certain non-cash charges to earnings, such as the amortization of intangibles, stock compensation and impairment charges on real estate, resulting in its FFO. W. P. Carey & Co. LLC considers its definition of FFO to be an appropriate supplemental measure of operating performance because, by excluding these non-cash charges, it can be a helpful tool to assist in the comparison of the operating performance of W. P. Carey & Co. LLC’s real estate between periods, or as compared to different companies. W. P. Carey & Co. LLC’s definition of FFO should not be considered as an alternative to net income as an indication of its operating performance or to net cash provided by operating activities as a measure of its liquidity. FFO and adjusted FFO disclosed by other REITs (real estate investment trust) may not be comparable to W. P. Carey & Co. LLC’s FFO calculation.
Forward-looking Statements
This supplemental disclosure report contains certain forward-looking statements relating to W. P. Carey & Co. LLC. As used in this supplemental disclosure report, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seeks,” “plans” or similar expressions. Do not unduly rely on forward-looking statements. They give our expectations about the future and are not guarantees, and speak only as of the date they are made. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievement to be materially different from the results of operations or plan expressed or implied by such forward-looking statements. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved.

W. P. CAREY & CO. LLC
Supplemental Disclosure Report for the Year Ended December 31, 2006

Contents	Page
CORPORATE PROFILE:
Company Overview	5
Full Year and Fourth Quarter Ended December 31, 2006 Results	6
Financial Highlights	7

FINANCIAL ANALYSIS:
Reconciliation of Net Income to FFO and FAD Analysis	9
Debt Structure Analysis	10
Total Capitalization Analysis	11
Revenue Diversification Analysis	12
Revenue Stability Analysis	13
Selected Financial Ratios Analysis	14
Portfolio Debt Summary	15
Mortgage Debt Maturity Profile	16

ACQUISITIONS & DISPOSITIONS:
2006 Acquisitions Update	18
2006 Dispositions Update	19

PORTFOLIO ANALYSIS:
Portfolio Diversification Analysis by Rent Contribution	21
Portfolio Diversification Analysis by Property Type	22
Portfolio Diversification Analysis by Tenant Industry	23
Portfolio Diversification Analysis by Geography	24
Portfolio Lease Maturity Analysis	25

EXHIBITS:
Consolidated Balance Sheets	Exhibit A
Consolidated Statements of Income	Exhibit B
Consolidated Statements of Cash Flows	Exhibit C
Quarterly Reconciliation of Net Income to Funds from Operations	Exhibit D
Detailed Property Summary	Exhibit E

CORPORATE PROFILE

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Company Overview
December 31, 2006
STOCK DATA

Exchanges	NYSE & PCX
Ticker	WPC
Closing Price Range three months ended December 31, 2006	$27.66-$30.82
Listed Shares Outstanding as of December 31, 2006	38,262,157
BANKS
JPMorgan Chase Bank — Administrative Agent
The Bank of New York — Syndication Agent
PNC Bank, N.A. — Syndication Agent
Wells Fargo Bank, N.A. — Syndication Agent
Bank of America, N.A. — Documentation Agent
INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
RESEARCH COVERAGE
A. G. Edwards & Sons, Inc.
COMPANY CONTACTS
Mark DeCesaris
Managing Director, Acting Chief Financial Officer
Susan C. Hyde
Executive Director, Director of Investor Relations
Gagan Singh
First Vice President, Finance
Julie Dwyer
Analyst, Finance
EXECUTIVE OFFICES
50 Rockefeller Plaza
New York, NY 10020
Tel: 1-800-WPCAREY or (212) 492-1100
Fax: (212) 492-8922
Web Site Address: www.wpcarey.com

Ticker: WPC	5	www.wpcarey.com

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Full Year & Fourth Quarter Ended December 31, 2006 Results
Financial Results
Net income for the fourth quarter of 2006 was $43.6 million, compared to $11.5 million in 2005. For 2006, net income was $86.3 million, a 78% increase from $48.6 million in 2005. This increase was primarily due to the merger, gains on sale of investments, lower impairment charges, and lower general and administrative costs.
Diluted earnings per share (EPS) for the fourth quarter increased to $1.12 as compared to $0.30 for the same period in 2005. Diluted EPS for 2006 increased 78% to $2.22 as compared to $1.25 for 2005.
Funds from Operations (FFO) for the fourth quarter was $54.9 million, or $1.39 per diluted share, as compared to $24.2 million, or $0.63 per diluted share, for the comparable period in 2005. FFO for 2006 increased 30% to $128.5 million, or $3.29 per diluted share, as compared to $98.6 million, or $2.53 per diluted share, for 2005.
Cash flows from operating activities for 2006 were $119.9 million, as compared to $52.7 million during 2005.
Dividend Increase
The Board of Directors raised the quarterly cash distribution to $0.458 per share, which was paid on January 12, 2007 to shareholders of record on December 31, 2006.
Investment Highlights
For the fourth quarter of 2006, the Company structured 12 investments on behalf of its managed CPA® REITs totaling $269 million, as compared to $85 million during the fourth quarter of 2005. For 2006, the Company structured 25 investments on behalf of the CPA® REITs totaling approximately $720 million, as compared to $865 million in 2005. Of the total investments in 2006, four were build-to-suit projects with combined estimated construction costs of $103 million. In 2006, approximately 76% of investments were made on behalf of CPA®:16 — Global and approximately 48% were international transactions.
In November 2006, the Company formed a subsidiary focused on investing in the U.S. self-storage industry. This subsidiary acquired six properties for $24.8 million in the fourth quarter of 2006.

Ticker: WPC	6	www.wpcarey.com

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Financial Highlights
(in thousands, except share and per share data)

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	December 31, 2006	December 31, 2005	December 31, 2004
Operations
Total Revenues from Continuing Operations	$273,258	$168,784	$219,552
Net Income	$86,303	$48,604	$65,841
Funds From Operations (FFO)	$128,537	$98,571	$135,139

Per Share
FFO (Diluted)	$3.29	$2.53	$3.47
Dividends Declared	$1.82	$1.79	$1.76
Pay Out Ratio (Dividends Declared/FFO)	55.3%	70.7%	50.6%
Weighted Average Listed Shares Outstanding (Diluted)	39,093,897	39,020,801	38,961,748

Balance Sheet	As of 12/31/06	As of 12/31/05	As of 12/31/04

Total Assets	$1,093,010	$983,262	$1,013,539
Limited Recourse Mortgage Debt(1)	$261,152	$231,113	$190,698
Unsecured Credit Facility	$2,000	$15,000	$102,000
Secured Credit Facility (Self-Storage)	$15,501	$—	$—
Members’ Equity	$631,985	$607,468	$620,651

Stock Data
Price Range	$24.20-$30.82	$23.95-$35.52
Dividend Yield Range	5.91% - 7.52%	5.00% - 7.52%
Average Trading Volume	28,441	39,915
Price/Estimated FFO (2)	11.38	9.19

(1)	Excludes pro rata mortgage debt of equity investments and minority interests. See the Portfolio Debt Summary on page 15 for details.

(2)	Based on a stock price of $31.30 on February 15, 2007 and 2006 analyst FFO forecast of $2.75.

Ticker: WPC	7	www.wpcarey.com

FINANCIAL ANALYSIS

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations (FFO) & FAD Analysis
(in thousands, except share and per share data)

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	December 31, 2006	December 31, 2005	December 31, 2004
Net income	$86,303	$48,604	$65,841
Gain on sale of real estate	(3,452)	(12,474)	(92)
FFO of equity investees in excess of equity income	9,802	10,358	7,010
Depreciation, amortization, deferred taxes and other non-cash charges	29,022	27,094	39,113
FFO applicable to minority investees in excess of minority income	(794)	(602)	(555)
Straight-line rents	3,152	3,821	1,724
Impairment charges and loan losses	4,504	21,770	22,098

Funds From Operations (FFO)	$128,537	$98,571	$135,139

Weighted Average Listed Shares Outstanding Basic
Basic	37,668,920	37,688,835	37,417,918
Diluted	39,093,897	39,020,801	38,961,748
FFO per Share
Basic	$3.41	$2.62	$3.61
Diluted	$3.29	$2.53	$3.47
Pay Out Ratio (Dividend/FFO)	55.3%	70.7%	50.6%

Funds From Operations (FFO)	128,537	98,571	135,139
Recurring and non-revenue enhancing capital expenditure	(714)	(939)	(215)

Funds Available For Distribution (FAD)	$127,824	$97,632	$134,924

FAD Per Share
Basic	$3.39	$2.59	$3.61
Diluted	$3.27	$2.50	$3.46
Pay Out Ratio (Dividend/FAD)	55.7%	71.5%	50.8%

Ticker: WPC	9	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Debt Structure Analysis
(in thousands)
Debt Structure
September 30, 2006

Limited Recourse Mortgage Debt (1)	$287,837	100%
Unsecured Credit Facility	—	0%
Secured Credit Facility (Self-Storage)	—	0%

Total Debt	$287,837	100%

Dabt Structure — September 30, 2006
December 31, 2006

Limited Recourse Mortgage Debt (1)	$354,144	95%
Unsecured Credit Facility	2,000	1%
Secured Credit Facility (Self-Storage)	15,501	4%

Total Debt	$371,645	100%

Dabt Structure — December 31, 2006

(1)	Adjusted for pro rata mortgage debt of equity investments and minority interests. See Portfolio Debt Summary on page 15 for details.

Ticker: WPC	10	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Total Capitalization Analysis
December 31, 2006
(in thousands)
Total Market Capitalization Analysis

Equity Market Capitalization of Listed Shares (1)	$1,223,639	77%
Limited Recourse Mortgage Debt (2)	354,144	22%
Unsecured Credit Facility	2,000	0%
Secured Credit Facility (Self-Storage)	15,501	1%

Total Debt	371,645	23%

Total Market Capitalization (3)	$1,595,283	100%

Total Market Capitalization
Total Book Value Capitalization Analysis

Members’ Equity	$631,985	63%
Limited Recourse Mortgage Debt (2)	354,144	35%
Unsecured Credit Facility	2,000	0%
Secured Credit Facility (Self-Storage)	15,501	2%

Total Debt	371,645	37%

Total Book Value Capitalization (3)	$1,003,630	100%

Total Book Value Capitalization

(1)	Stock price of $31.30 is as of February 15, 2007. Diluted shares outstanding of 39,093,897 for the year ended December 31, 2006.

(2)	Adjusted for pro rata mortgage debt of equity investments and minority interests. See the Portfolio Debt Summary on page 15 for details.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	11	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Revenue Diversification Analysis (GAAP Modified)
(in thousands)
Three Months Ended
December 31, 2006

Revenues from Real Estate Operations (1)	$22,680	25%
Revenues from Management Services Operations (2)	66,891	75%

Total Revenues (3)	$89,571	100%

Revenue Diversification
Three Months Ended December 31, 2006
Year Ended
December 31, 2006

Revenues from Real Estate Operations (1)	$88,095	41%
Revenues from Management Services Operations (2)	126,157	59%

Total Revenues (3)	$214,252	100%

Revenue Diversification
Year Ended December 31, 2006
Definitions
(1)	Revenues from Real Estate Operations (continuing and discontinued operations) = lease revenues + other real estate income + other interest income.

(2)	Revenues from Management Services Operations = asset management revenue + structuring revenue + merger-related revenue of $46,018 earned in connection with the CPA®: 12/14 merger in December 2006.

(3)	Total revenues exclude reimbursements of costs received from affiliated CPA®REITs as they have no impact on net income.

Ticker: WPC	12	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Revenue Stability Analysis (GAAP Modified)
(in thousands except per share data)

		Diluted
	Three Months Ended	Per
Revenue Type	December 31, 2006	Share	%
Rents (1)	$22,009	$0.56
Management revenue (2)	14,155	$0.36

Rents and Management Revenue (3)	36,164	$0.92	40%

Structuring revenue (3)	6,719	$0.17
Disposition / termination revenue (4)	46,018	$1.17
Other real estate income	671	$0.02

Structuring Revenue & Other Income	53,407	$1.36	60%

Total (5) (6)	$89,571	$2.27	100%

Revenue Stability
Three Months Ended December 31, 2006

		Diluted
	Year Ended	Per
Revenue Type	December 31, 2006	Share	%
Rents (1)	$85,488	$2.19
Management revenue (2)	57,633	$1.47

Rents and Management Revenue (3)	143,121	$3.66	67%

Structuring revenue (3)	22,506	$0.58
Disposition / termination revenue (4)	46,018	$1.18
Other real estate income	2,608	$0.07

Structuring Revenue & Other Income	71,132	$1.82	33%

Total (5) (6)	$214,253	$5.48	100%

Revenue Stability
Year Ended December 31, 2006

(1)	Rents (continuing and discontinued operations) = lease revenues + other real estate income + other interest income.

(2)	Management revenues include management and performance revenues earned from CPA®REITs under management.

(3)	Structuring revenue includes structuring fees and deferred structuring fees.

(4)	Disposition and termination revenues related to CPA®: 12 and 14 merger.

(5)	Numbers may not add up due to rounding.

(6)	Excludes reimbursement of expenses of $26,976 and $63,630 for the quarter and year ended 12/31/06.

Ticker: WPC	13	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Selected Financial Ratios Analysis
December 31, 2006

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	December 31, 2006	December 31, 2005	December 31, 2004
Financial Strength
Leverage
Recourse debt/Book value of equity	0.3%	2.5%	16.5%
Total debt/Total market capitalization	23.3%	23.5%	21.4%
Total debt/EBITDA	1.99	2.41	1.95
FFO/Total debt	34.6%	32.1%	38.2%
Coverage
EBITDA/Total interest expense	8.94	6.00	9.67
Fixed charge coverage ratio	5.49	4.08	6.34
FFO/Total interest expense	6.15	4.63	7.21

Valuation Ratios
Price/Earnings	14.1	20.5	19.7
Price/FFO	9.5	10.1	9.6
Price/Revenues	5.7	5.5	5.5
Price/Book Value of Equity	1.9	1.6	2.1

Per Share Data
Earnings	$2.22	$1.25	$1.69
FFO	$3.29	$2.53	$3.47
Revenues	$5.48	$4.64	$6.04
Book Value of Equity	$16.17	$15.57	$15.90
Definitions
(1)	Recourse debt = Company level indebtedness that is not secured by a lien.

(2)	Total debt = long-term debt = recourse debt + limited recourse mortgage debt, including adjustments for joint ventures (“JV’s”).

(3)	Total market capitalization = equity market capitalization + debt capitalization.

(4)	Fixed charge coverage ratio = EBITDA/(interest expense + scheduled principal amortization + preferred dividends (if any) + adjustments for JVs).

(5)	EBITDA = net income + interest + taxes + depreciation + amortization +/- extraordinary loss (gain) + noncash charges / gains + adjustments for JVs.

(6)	Price = Closing Price as of February 15, 2007.

(7)	Revenues = revenue from continuing operations + revenue from discontinued operations + interest income.

Ticker: WPC	14	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Debt Summary
(pro rata basis)
December 31, 2006

Tenant/Lease Guarantor	Fixed / Variable	Original Balance	Current Balance (11)	Interest Rate	Maturity Date

Quebecor Printing USA (GA)	Fixed	$7,000,000	$6,171,815	6.82%	Aug-07
Amerisure Insurance (Michigan Mutual)	Fixed	9,500,000	9,601,141	8.80%	Dec-07
Billipp Portfolio	Variable (1)	5,000,000	5,000,005	5.92%	Dec-08
SICOR, Inc. (50%)	Fixed	6,500,000	1,457,867	8.13%	Jan-09
Orbital Sciences Corporation	Fixed	15,000,000	12,911,674	7.38%	Jun-09
America West Holdings Corporation (74.58%)	Fixed	25,000,000	16,080,135	7.23%	Aug-09
Retail Distribution Group (40%)	Fixed	2,397,578	2,250,510	8.51%	Sep-09
Bell South Telecommunications	Fixed	5,995,498	3,943,049	8.11%	Jan-10
Hibbett Sports	Fixed	5,139,462	4,722,475	7.50%	Apr-10
Detroit Diesel Corporation	Fixed	25,000,000	8,635,848	7.96%	Jun-10
EnviroWorks, Inc.	Fixed	3,563,292	2,621,398	10.13%	Oct-10
Federal Express Corporation (40%)	Fixed	18,000,000	16,810,784	7.50%	Jan-11
Autozone- Series A	Fixed	4,099,504	1,842,615	6.85%	Jan-11
Childtime Childcare, Inc. (33.93%)	Fixed	2,522,816	2,350,709	7.50%	Jan-11
Information Resources, Inc. (33.33%)	Fixed	8,665,800	7,863,371	7.60%	Jan-11
Pioneer Credit Recovery, Inc.	Fixed	6,000,000	5,636,940	7.34%	Jan-11
Autozone, Inc. — Series B	Fixed	6,289,699	2,863,170	6.85%	Feb-11
Brown/Career Education	Fixed	7,385,836	7,010,996	7.58%	Jun-11
24 Hour Fitness (Austin)	Fixed	3,282,994	3,014,502	7.50%	Aug-11
Sprint Spectrum, LP	Fixed	8,753,000	8,318,515	7.64%	Aug-11
Qwest Communications, Inc.	Fixed	1,594,023	1,513,396	7.50%	Jun-12
Autozone- Series C	Fixed	2,033,191	1,108,829	6.85%	Aug-12
BE Aerospace, Inc.	Fixed	9,200,000	8,738,516	6.11%	Nov-12
Faurecia (AP Parts)	Fixed	2,675,000	2,618,429	5.16%	Nov-12
Anthony, Inc. Industry	Fixed	9,285,000	9,087,095	5.11%	Nov-12
Alstom & Werner	Fixed	10,750,000	10,541,887	5.18%	Dec-12
SAS Pantin Invest France (75%) (2)	Fixed	12,683,000	8,468,061	4.92%	Jul-13
Autozone- Series D	Fixed	4,667,621	2,779,062	6.85%	Aug-13
Aviva France (fka Tellit Assurances -SA) (75%) (2)	Fixed (7)	3,300,750	2,502,143	4.49%	Aug-13
Direction Regional des Affaires Sanitaires et Sociales (aka SCI Le Mail) (75%) (2)	Fixed	1,341,000	920,849	4.60%	Aug-13
SARL S3T (aka SAS Immo Invest) (80%) (2)	Variable (8)	1,786,372	1,332,077	3.86%	May-14
DSM Food Specialties (aka SAS Immo Invest) (80%) (2)	Variable (8)	1,477,451	1,101,718	4.56%	May-14
Carrefour France, SAS (49.625%)	Fixed	58,216,840	59,492,420	5.55%	Dec-14
Lowe’s Home Improvement Warehouse (fka Eagle Hardware)	Fixed	9,725,000	9,674,847	4.87%	Sep-15
Bouygues Telecom, S.A. (Tours) (95%) (2)	Variable (9)	8,853,375	8,260,467	3.86%	Oct-15
Dr. Pepper	Fixed	33,950,000	33,228,636	5.13%	Nov-15
CheckFree Holdings, Inc. (50%)	Fixed	15,000,000	15,000,000	6.18%	Jun-16
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (2)	Fixed (10)	11,690,752	14,921,148	4.77%	Oct-16
Consolidated Systems (60%)	Fixed	7,200,000	7,192,652	5.87%	Nov-16
Western Union	Fixed	6,000,000	6,000,000	5.50%	Jan-17
Medica France, SA (35%)	Fixed	11,936,640	14,531,318	5.63%	Oct-17
Hologic, Inc. (36%)	Fixed	6,660,000	6,023,385	6.40%	May-23

Total Limited Recourse Debt (6)		$405,121,494	$354,144,454	6.18% (3)

		LLC Credit Facility (4)	$2,000,000	6.47%	May-07
		Self-Storage Credit Facility	15,500,700	7.57%	Dec-08

		Total Debt	$371,645,154	6.24% (5)

(1)	Fixed LIBO rate plus 1.25%

(2)	Debt balance calculated using an exchange rate of 1.3203 USD/EUR at December 31, 2006.

(3)	Reflects weighted average interest rate for the mortgage debt only.

(4)	Indicated interest rate is based on Libor + 110 bps and represents the weighted average on outstanding tranches at December 31, 2006. Floating rate subject to change depending on leverage ratios and debt ratings (if applicable).

(5)	Reflects weighted average interest rate for the entire portfolio including the line of credit debt.

(6)	Numbers may not add up due to rounding.

(7)	Loan resets itself to a 5 year French Franc swap rate index plus 85 bps every five years. Current term is fixed until 2008.

(8)	Euribor 3-month from 2 “Target days” (when target payment system is open) before each interest period, increased by 130 bps.

(9)	Euribor 3-month base index on last working day preceding quarterly payment plus 85 bps.

(10)	Loan resets itself to VDP 5-year index plus 85 bps every five years. Current rate changed in October 2006 to 4.723%.

(11)	Loan balances may be higher than the original balance due to fair value adjustments.

Ticker: WPC	15	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Mortgage Debt Maturity Profile
(pro rata basis)
December 31, 2006

Year	Balloon Payments (1) (2)

2007	$15,540,508
2008	5,000,000
2009	28,927,325
2010	6,612,173
2011	47,181,128
2012	28,260,046
2013	5,162,508
2014	40,179,558
2015	36,005,515
2016	25,198,546
2017	13,023,955
2018	—
2019	—
2020	—
2021	—
2022	—
2023	231,984

Total	$251,323,246

Mortgage Debt Maturity Profile

(1)	Balloon payments calculated using an exchange rate of 1.3203 USD/EUR at December 31, 2006 (where applicable).

(2)	Excludes outstanding credit facilities.

Ticker: WPC	16	www.wpcarey.com

ACQUISITIONS & DISPOSITIONS

SECTION: ACQUISITIONS/DISPOSITIONS
W. P. CAREY & CO. LLC
2006 Acquisitions Update

			Purchase Price			Gross Square
Portfolio(s)	Tenant/Lease Guarantor	Property Location	(000s)	Closing Date	Property Type	Footage

Real Estate Business

W. P. Carey & Co. LLC	Consolidated Systems	Columbia, SC	10,530	October-06	Manufacturing	338,766

	Subtotal		$10,530			338,766

Management Business

CPA®:16 - Global	Corinthian Laramie (1)	Laramie, WY	$26,020	January-06	Residential	200,440
CPA®:16 - Global	Utex Industries, Inc.	Houston, TX	14,730	March-06	Industrial	347,910
CPA®:15	OTC Expansion (1)	La Vista, NE	14,660	March-06	Warehouse/Manufacturing	137,000
CPA®:15, 16 - Global	OBI Group	16 locations throughout Poland	183,300	March-06	Retail	1,621,773
CPA®:16 - Global	Datastream Systems, Inc	Greenville, SC	16,308	March-06	Office	124,836
CPA®:16 - Global	Kings Super Markets, Inc.	6 locations in New Jersey	48,398	April-06	Retail	136,856
CPA®:16 - Global	Hilite International	Marktheidenfeld, Germany	24,343	May-06	Manufacturing	194,220
CPA®:16 - Global	The Cheese Works Limited	Ringwood, NJ and Alameda, CA	10,521	June-06	Warehouse/Distribution	74,832
CPA®:16 - Global	Good Time Stores (Alon USA)	El Paso, TX	23,677	July-06	Warehouse	62,274
CPA®:16 - Global	International Imaging Materials (IIMAK)	Amherst, NY	15,782	August-06	Manufacturing	271,123
CPA®:16 - Global	Bob’s Discount Furniture Expansion (1)	Norwich, CT	13,089	September-06	Warehouse/Distribution	213,000
CPA®:16 - Global	IDS Malaysia	Shah Alam, Malaysia	11,013	September-06	Manufacturing	351,947
CPA®:16 - Global	Hotel Operator (1)	Bloomington, MN	49,507	September-06	Hospitality	169,827
CPA®:16 - Global	Consolidated Systems	Columbia, SC	7,351	October-06	Manufacturing	225,843
CPA®:16 - Global	Provo Craft & Novelty, Inc.	Spanish Fork, UT	12,596	October-06	Warehouse/Distribution	212,685
CPA®:16 - Global	LifePort, Inc.	Woodland, WA & Georgetown, TX	6,806	October-06	Industrial & Office	69,849
CPA®:16 - Global, CPA®:15	Görtz & Schiele (US)	Auburn Hills, MI	24,415	November-06	Industrial	218,174
CPA®:16 - Global	TRW Vehicle Safety Systems, Inc.	Washington Township, MI	40,545	November-06	Office	279,625
CPA®:16 - Global, CPA®:15	Görtz & Schiele (Germany)	Puttlingen and St. Ingbert, Germany	17,559	December-06	Industrial	189,382
CPA®:16 - Global	Optronics	Flora, MS and Muskogee, OK	5,890	December-06	Warehouse/Distribution	159,573
CPA®:16 - Global	Fraikin	61 properties throughout France	68,009	December-06	Other Properties	832,323
CPA®:16 - Global	Tecnofarma	Fort Collins, CO	13,613	December-06	Industrial	64,994
CPA®:16 - Global	Contract Research Solutions	St. Charles, MO	21,641	December-06	Industrial	102,699
CPA®:16 - Global	Metro Waste	Salt Lake City, UT	10,471	December-06	Industrial	120,360
CPA®:16 - Global	Performance Fibers	Bad Hersfeld, Germany	39,708	December-06	Industrial	858,960

	Subtotal (2)		$719,951			7,240,505

Self-Storage Fund
Self-Storage Fund	Stor-U-Self 5 Asset Portfolio	Massachusetts and Connecticut	19,850	December-06	Other Properties	281,956
Self-Storage Fund	Aces Killeen	Killeen, TX	4,950	December-06	Other Properties	95,000

	Subtotal (2)		$24,800			376,956

	Total (2) (3)		$755,281			7,956,227

(1)	Represents a build-to-suit transaction or facility expansion. Gross Square Footage and Costs are estimates.

(2)	Numbers may not add up due to rounding.

(3)	Does not include acquisitions of properties by LLC during CPA® : 12 liquidation.

SECTION: ACQUISITIONS/DISPOSITIONS
W. P. CAREY & CO. LLC
2006 Dispositions Update

				Gross Sale Price
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Disposition Date	(000s)

Real Estate Business

WPC LLC	Quebecor	Olive Branch, MS	Apr-06	$7,646
WPC LLC	Winn Dixie	Bay Minette, AL	May-06	520
WPC LLC	Gibson Greeting	Amberley Village, OH	Jun-06	6,250
WPC LLC	Red Bank	Cincinnati, OH	Sep-06	10,001
WPC LLC	Excel	Reno, NV	Oct-06	8,000

	Subtotal			$32,417

Management Business

CPA®:12	Rheometric	Piscataway, NJ	Feb-06	$3,850
CPA®:15	Trends	Miami, FL	Mar-06	17,980
CPA®:14	Celestica (Mayo Clinic)	Rochester, MN	May-06	36,875
CPA®:12	Remec — Spectrian (Java Drive)	Sunnyvale, CA	May-06	10,400
CPA®:15	Clear Channel	New York, NY	Jun-06	208,000
CPA®:15	UK Logic	Rotherham, UK	Jun-06	5,197
CPA®:12, 14, 15	Starmark Camhood LLC (Wellbridge)	Burnsville, MN	Jul-06	4,082
CPA®:12, 14, 15	Starmark Camhood LLC (Wellbridge)	Brooklyn Center, MN	Jul-06	2,017
CPA®:12, 14, 15	Starmark Camhood LLC (Wellbridge)	Bloomington, MN	Jul-06	3,686
CPA®:12, 14, 15	Starmark Camhood LLC (Wellbridge)	Minnetonka, MN	Jul-06	215
CPA®:12, 14	Etec Systems (Applied Materials)	Hayward, CA	Oct-06	98,693
CPA®:12	Balanced Care	Mechanicsburg, PA	Oct-06	7,000
CPA®:12	Milford Manufacturing (PAGG)	Milford, MA	Nov-06	4,125
CPA®:15	Affina Corporation	Peoria, IL	Nov-06	16,500
CPA®:14	Burlington Motors	Daleville, IN	Dec-06	2,250

	Subtotal			$420,870

	Total			$453,287

     PORTFOLIO ANALYSIS

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Rent Contribution
December 31, 2006
Based on Ongoing Rental Income

	Annualized	Percentage of Total	Percentage of
Top Ten Tenants/Lease Guarantors	Rent	Annualized Rent	Revenue (1)

Carrefour France, S.A.	9,096,463	9.1%	4.2%
Dr Pepper/Seven Up Bottling Group	4,683,737	4.7%	2.2%
Detroit Diesel Corporation	4,634,253	4.6%	2.2%
Bouygues Telecom, S.A.	3,986,319	4.0%	1.9%
Orbital Sciences Corporation	3,022,947	3.0%	1.4%
Federal Express Corporation	3,015,966	3.0%	1.4%
The Titan Corporation	2,862,068	2.9%	1.3%
America West Holdings Corporation	2,837,889	2.8%	1.3%
CheckFree Holdings, Inc.	2,301,768	2.3%	1.1%
AutoZone, Inc.	2,216,594	2.2%	1.0%

Percentage of Total	Number of Tenants/Lease
Annualized Rent	Guarantors

10.0% < rent	0
10.0% > , ≥ 7.5%	1
7.5% > , ≥ 5.0%	0
5.0% > , ≥ 2.5%	7
2.5% > rent	103

Percentage of	Number of Tenants/Lease
Revenue (1)	Guarantors

10.0% < rent	0
10.0% > , ≥ 7.5%	0
7.5% > , ≥ 5.0%	0
5.0% > , ≥ 2.5%	1
2.5% > rent	110

(1)	Revenues = revenue from continuing operations + revenue from discontinued operations + other interest income.

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Property Type
December 31, 2006

Property Type	Square Footage (2)	Percent

Industrial	9,017,092	50.1%
Warehouse/Distribution	5,285,831	29.4%
Office	2,191,216	12.2%
Retail	1,011,777	5.6%
Hospitality	158,000	0.9%
Other (3)	326,866	1.8%

Total (4)	17,990,782	100.0%

Portfolio Diversification by Property Type
(based on square footage)

Property Type	Annualized Rent (1)	Percent

Industrial	$35,104,082	35.1%
Office	31,101,488	31.1%
Warehouse/Distribution	20,992,311	21.0%
Retail	6,164,974	6.2%
Hospitality	1,200,000	1.2%
Other (3)	5,440,168	5.4%

Total (4)	$100,003,023	100.0%

Portfolio Diversification by Property Type
(based on annualized rents)

(1)	Rents reflect current annualized rents on a pro rata basis.

(2)	Square footage for jointly owned properties shown on a pro rata basis.

(3)	Reflects land used for education, child care, and social services; health care; leisure, amusement, and recreation; unoccupied land.
(4)	Numbers may not add up due to rounding.

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Tenant Industry
December 31, 2006

	Annualized	Percentage
Industry Type(1)	Rent	of Rent(2)

Retail	$14,421,800	14.4%
Telecommunications	12,491,563	12.5%
Health Care, Education, and Child Care	8,615,301	8.6%
Business and Commercial Services	7,675,990	7.7%
Electronics	7,016,918	7.0%
Transportation — Personal	6,011,054	6.0%
Consumer Non-durable Goods	5,781,861	5.8%
Beverages, Food, and Tobacco	5,335,207	5.3%
Machinery	5,281,856	5.3%
Aerospace and Defense	4,866,910	4.9%
Forest Products and Paper	4,413,025	4.4%
Mining, Metals, and Primary Metal Industries	2,672,396	2.7%
Construction and Building	2,529,149	2.5%
Insurance	2,198,904	2.2%
Federal, State, and Local Government	2,092,396	2.1%
Media: Printing and Publishing	1,940,625	1.9%
Chemicals, Plastics, Rubber, and Glass	1,717,741	1.7%
Hotels and Gaming	1,209,000	1.2%
Textiles, Leather, and Apparel	949,663	0.9%
Leisure, Amusement, and Entertainment	854,462	0.9%
Other (3)	1,927,202	1.9%

Total (4)	$100,003,023	100.0%

(1)	Based on the Moody’s Classification System and information provided by the tenant.

(2)	Rents reflect current annualized rents on a pro rata basis.

(3)	Reflects properties with tenants in the industries of grocery, banking, automobile, and buildings and real estate

(4)	Numbers may not add up due to rounding.

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Geography
December 31, 2006

Region	Square Footage (2)	Percentage

Midwest	4,983,541	27.7%
South	4,933,174	27.4%
East	3,809,017	21.2%
West	2,321,016	12.9%
Europe	1,944,034	10.8%

Total (3)	17,990,782	100.0%

Region	Annualized Rent (1)	Percentage

South	$27,932,498	27.9%
West	21,148,476	21.1%
Midwest	19,078,241	19.1%
East	13,910,045	13.9%
Europe	17,933,763	17.9%

Total (3)	$100,003,023	100.0%

(1)	Rents reflect current annualized rents on a pro rata basis.

(2)	Square footage for jointly owned properties shown on a pro rata basis.

(3)	Numbers may not add up due to rounding.

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Lease Maturity Analysis
December 31, 2006

Year of	Number of	Annualized	Percentage of Total	Average Years to
Lease Expiration	Leases	Rents (1)	Annualized Rents	Maturity

2006	8	$59,049	0.1%	0.00
2007	23	7,059,538	7.1%	1.00
2008	17	5,571,003	5.6%	2.00
2009	18	12,341,562	12.3%	3.00
2010	25	14,692,340	14.7%	4.00
2011	59	17,920,380	17.9%	5.00
2012	18	6,775,172	6.8%	6.00
2013	17	6,095,638	6.1%	7.00
2014	7	9,177,211	9.2%	8.00
2015	7	3,345,946	3.3%	9.00
2016	15	1,644,134	1.6%	10.00
2017	7	2,358,579	2.4%	11.00
2018	3	3,161,852	3.2%	12.00
2019	4	2,746,528	2.7%	13.00
2020	1	4,634,253	4.6%	14.00
2021	—	—	0.0%	15.00
2022	3	1,472,138	1.5%	16.00
2023	—	—	0.0%	17.00
2024	—	—	0.0%	18.00
2025	—	—	0.0%	19.00
2026	1	947,700	0.9%	20.00

Total(2)	233	$100,003,023	100%

Weighted Average Years to Maturity:	6.14

(1)	Month to month properties are counted in current year’s revenue stream.

(2)	Numbers may not add up due to rounding.

EXHIBITS (1)

(1)	Sources for Exhibits A, B, C and D include a) Forms 10-K for the years 2004, 2005 & 2006 b) Company Press Releases

EXHIBIT A
W. P. CAREY & CO. LLC
Consolidated Balance Sheets
(in thousands except share amounts)

	December 31, 2006	December 31, 2005	December 31, 2004
ASSETS:
Real estate, net	$540,504	$454,478	$476,365
Net investment in direct financing leases	108,581	131,975	190,644
Equity investments in real estate	166,147	134,567	110,379
Operating real estate, net	33,606	7,865	9,140
Assets held for sale	1,269	18,815	12,802
Cash and cash equivalents	22,108	13,014	16,715
Due from affiliates	88,884	82,933	63,471
Goodwill	63,607	63,607	63,607
Intangible assets, net	43,742	40,700	50,501
Other assets, net	24,562	35,308	19,915

Total assets	$1,093,010	$983,262	$1,013,539

LIABILITIES AND MEMBERS’ EQUITY:
Liabilities:
Limited recourse mortgage notes payable	$261,152	$226,701	$190,698
Limited recourse mortgage notes payable on assets held for sale	—	4,412	—
Unsecured credit facility	2,000	15,000	102,000
Secured credit facility	15,501	—	—
Accrued interest	1,974	2,036	1,389
Distributions payable	17,482	16,963	16,626
Due to affiliates	1,239	2,994	2,033
Deferred revenue	40,490	23,085	—
Accounts payable and accrued expense	32,073	23,002	19,838
Prepaid and deferred rental income and security deposits	5,548	4,414	4,881
Accrued income taxes	21,935	634	3,909
Deferred income taxes, net	41,527	39,908	38,359
Other liabilities	12,339	12,956	11,748

Total liabilities	453,260	372,105	391,481

Minority interest in consolidated entities	7,765	3,689	1,407

Commitments and contingencies
Members’ equity:
Listed shares, no par value	745,969	740,593	734,658
Distributions in excess of accumulated earnings	(114,008)	(131,178)	(112,441)
Unearned compensation	—	(5,119)	(5,366)
Accumulated other comprehensive income	24	3,172	3,800

Total members’ equity	631,985	607,468	620,651

Total liabilities and members’ equity	$1,093,010	$983,262	$1,013,539

Ticker: WPC	www.wpcarey.com

EXHIBIT B
W. P. CAREY & CO. LLC
Consolidated Statements of Income
(in thousands, except share and per share amounts)

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	December 31, 2006	December 31, 2005	December 31, 2004
REVENUES:
Asset management revenue	$57,633	$52,332	$45,806
Structuring revenue	22,506	28,197	33,675
Incentive, termination and subordinated disposition revenue from mergers	46,018	—	53,588
Reimbursed costs from affiliates	63,630	9,962	15,388
Lease revenues	74,090	67,215	59,747
Other real estate income	9,381	11,078	11,348

	273,258	168,784	219,552

OPERATING EXPENSES:
General and administrative	(41,494)	(45,219)	(35,597)
Reimbursable costs	(63,630)	(9,962)	(15,388)
Depreciation and amortization	(26,048)	(20,952)	(21,173)
Property expenses	(7,046)	(6,932)	(5,329)
Impairment charges	(1,147)	(5,704)	(12,899)
Other real estate expenses	(5,881)	(6,327)	(6,261)

	(145,246)	(95,096)	(96,647)

OTHER INCOME AND EXPENSES:
Other interest income	3,433	3,511	3,092
Income from equity investments in real estate	7,608	5,182	5,308
Minority interest in income in real estate	(812)	(264)	(1,499)
Gain on foreign currency transactions and other gains, net	12,943	1,305	1,222
Interest expense	(18,139)	(16,787)	(14,453)

	5,033	(7,053)	(6,330)

Income from continuing operations before income taxes	133,045	66,635	116,575
Provision for income taxes	(45,491)	(19,390)	(50,983)

Income from continuing operations	87,554	47,245	65,592

DISCONTINUED OPERATIONS:
(Loss) income from operations of discontinued properties	(1,346)	6,951	9,359
Gain on sale of real estate, net	3,452	10,474	89
Impairment charges on assets held for sale	(3,357)	(16,066)	(9,199)

(Loss) income from discontinued operations	(1,251)	1,359	249

NET INCOME	$86,303	$48,604	$65,841

BASIC EARNINGS PER SHARE:
Income from continuing operations	$2.32	$1.25	$1.75
(Loss) income from discontinued operations	(0.03)	0.04	0.01

Net income	$2.29	$1.29	$1.76

DILUTED EARNINGS PER SHARE:
Income from continuing operations	$2.25	$1.21	$1.68
(Loss) income from discontinued operations	(0.03)	0.04	0.01

Net income	$2.22	$1.25	$1.69

DISTRIBUTIONS DECLARED PER SHARE:	$1.82	$1.79	$1.760

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	37,668,920	37,688,835	37,417,918

Diluted	39,093,897	39,020,801	38,961,748

Ticker: WPC	www.wpcarey.com

EXHIBIT C
W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows
(in thousands)

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	December 31, 2006	December 31, 2005	December 31, 2004
Cash flows from operating activities:
Net income	$86,303	$48,604	$65,841
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets and deferred financing costs	22,207	21,623	22,546
Income from equity investments in real estate in excess of distributions received	(160)	479	(793)
Gain on sale of real estate and investments, net	(14,774)	(10,570)	(90)
Minority interest in income	812	264	1,499
Recognition of deferred gain on completion of development project	—	(2,000)	—
Straight-line rent adjustments	3,152	3,776	1,732
Management income received in shares of affiliates	(31,020)	(31,858)	(20,999)
Costs paid by issuance of shares	—	201	168
Unrealized (gain) loss on foreign currency transactions, warrants and securities	(1,128)	779	(790)
Impairment charges and loan losses	4,504	21,770	22,098
Deferred income taxes	1,620	1,549	8,827
Realized (gain) loss on foreign currency transactions	(488)	19	(430)
Increase (decrease) in accrued income taxes	21,301	(3,274)	2,099
Decrease in prepaid income taxes	1,390	—	—
Tax charge — share incentive plan	—	604	3,423
Increase in structuring revenue receivable	(3,459)	(5,304)	(14,860)
Deferred acquisition fees received	12,543	8,961	5,978
Stock-based compensation expense	3,453	3,936	3,768
Net changes in other operating assets and liabilities	8,684	(6,852)	(1,168)

Net cash provided by operating activities	119,940	52,707	98,849

Cash flows from investing activities:
Distributions received from equity investments in real estate in excess of equity income	13,286	6,164	6,933
Purchases of real estate and equity investments in real estate	(102,049)	—	(115,522)
Capital expenditures	(4,937)	(2,975)	(1,596)
Payment of deferred acquisition revenue to an affiliate	(524)	(524)	(524)
Purchase of investment	(150)	(465)	—
Loan to affiliate	(108,000)	—	—
Proceeds from repayment of loan to affiliate	108,000	—	—
Proceeds from sales of property and investments	50,053	45,542	6,548
Funds placed in escrow in connection with the sale of property and investments	(10,374)	—	—
Release of funds from escrow in connection with the sale of property	10,134	—	7,185

Net cash provided by investing activities	(44,561)	47,742	(96,976)

Cash flows from financing activities:
Distributions paid	(68,615)	(67,004)	(65,073)
Contributions from minority interests	2,345	1,539	—
Distributions to minority interests	(6,226)	(355)	(1,101)
Scheduled payments of mortgage principal	(11,742)	(9,229)	(9,428)
Proceeds from mortgages and credit facility	174,501	121,764	170,000
Prepayments of mortgages principal and credit facility	(166,660)	(151,893)	(106,962)
Release of funds from escrow in connection with the financing of properties	4,031	—	—
Payment of financing costs	(1,601)	(797)	(1,238)
Proceeds from issuance of shares	8,660	4,400	6,649
Excess tax benefits associated with stock based compensation awards	626	—	—
Repurchase and retirement of shares	(1,937)	(2,206)	(2,543)

Net cash used in financing activities:	(66,618)	(103,781)	(9,696)

Effect of exchange rate changes on cash	333	(369)	179

Net increase (decrease) in cash and cash equivalents	9,094	(3,701)	(7,644)
Cash and cash equivalents, beginning of year	13,014	16,715	24,359

Cash and cash equivalents, end of year	$22,108	$13,014	$16,715

Ticker: WPC	www.wpcarey.com

EXHIBIT D
W. P. CAREY & CO. LLC
Annual Reconciliation of Net Income to Funds from Operations
(in thousands, except share and per share amounts)

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	December 31, 2006	December 31, 2005	December 31, 2004
Net income	$86,303	$48,604	$65,841
Gain on sale of real estate, net	(3,452)	(12,474)	(92)
FFO of equity investees in excess of equity income	9,802	10,358	7,010
Depreciation, amortization, deferred taxes and other non-cash charges	29,022	27,094	39,113
FFO applicable to minority investees in excess of minority income	(794)	(602)	(555)
Straight-line rents	3,152	3,821	1,724
Impairment charges and loan losses	4,504	21,770	22,098

Funds From Operations (FFO)	$128,537	$98,571	$135,139

Weighted Average Shares Outstanding
Basic	37,668,920	37,688,835	37,417,918
Diluted	39,093,897	39,020,801	38,961,748
FFO per Share
Basic	$3.41	$2.62	$3.61
Diluted	$3.29	$2.53	$3.47

Ticker: WPC	www.wpcarey.com

EXHIBIT E
W. P. CAREY & CO. LLC
Detailed Property Summary
December 31, 2006

					Square		Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Annualized Rent	Total Rent	Factor	Expiration	Term

Carrefour France, SAS (4)	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	109,696	$780,358	0.78%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	165,078	1,174,332	1.17%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	137,515	950,956	0.95%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	2,815	19,468	0.02%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	4,711	32,581	0.03%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	146,195	834,727	0.83%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	2,767	15,799	0.02%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	646	3,689	0.00%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	188,800	1,206,514	1.21%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	65,323	417,441	0.42%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	8,151	52,091	0.05%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	3,141	20,071	0.02%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	116,966	600,379	0.60%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	74,190	380,813	0.38%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Ploufragan, France	Warehouse/Distribution	Retail Trade	Europe	132,820	727,814	0.73%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Cholet, France	Warehouse/Distribution	Retail Trade	Europe	107,543	625,020	0.63%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	192,619	1,254,410	1.25%	INSEE (2)	November-12	November-12

Carrefour France, SAS (4) Total					1,458,976	9,096,463	9.10%

Dr Pepper/Seven Up Bottling Group	Irving, TX	Industrial	Manufacturing	South	459,497	2,841,153	2.84%	CPI	June-14	June-14
Dr Pepper/Seven Up Bottling Group	Houston, TX	Industrial	Manufacturing	South	262,450	1,842,584	1.84%	CPI	June-14	June-14

Dr Pepper/Seven Up Bottling Group Total					721,947	4,683,737	4.68%

Detroit Diesel Corporation	Detroit, MI	Industrial	Manufacturing	Midwest	2,730,750	4,634,253	4.63%	PPI	June-20	June-30

Detroit Diesel Corporation Total					2,730,750	4,634,253	4.63%

Bouygues Telecom, S.A.(1)	Tours, France	Office	Information	Europe	102,237	1,478,475	1.48%	INSEE (2)	September-09	September-09
Bouygues Telecom, S.A.(3)	Illkirch-Graffenstaden, France	Office	Information	Europe	80,729	2,507,844	2.51%	INSEE (2)	December-08	July-13

Bouygues Telecom, S.A. Total					182,966	3,986,319	3.99%

Orbital Sciences Corporation	Chandler, AZ	Industrial	Manufacturing	West	335,307	3,022,947	3.02%	CPI	September-09	September-29

Orbital Sciences Corporation Total					335,307	3,022,947	3.02%

Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	686,632	0.69%	CPI	August-19	November-29
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	686,632	0.69%	CPI	August-19	November-29
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	686,632	0.69%	CPI	August-19	November-29
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	686,632	0.69%	CPI	August-19	November-29
Federal Express Corporation (5)	College Station, TX	Warehouse/Distribution	Transportation and Warehousing	South	12,080	68,400	0.07%	Stated	April-07	April-07
Federal Express Corporation (5)	Corpus Christi, TX	Warehouse/Distribution	Transportation and Warehousing	South	30,212	201,037	0.20%	Stated	May-07	May-12

Federal Express Corporation (5) Total					198,444	3,015,965	3.02%

Titan Corporation, The	San Diego, CA	Office	Manufacturing	West	166,403	2,862,068	2.86%	CPI	July-12	July-17

Titan Corporation, The Total					166,403	2,862,068	2.86%

America West Holdings Corporation (6)	Tempe, AZ	Office	Transportation and Warehousing	West	167,913	2,837,889	2.84%	CPI	April-14	November-29

America West Holdings Corporation (6) Total					167,913	2,837,889	2.84%

CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	50,063	899,886	0.90%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	34,150	763,523	0.76%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	26,125	575,991	0.58%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Land	Information	South	1	62,368	0.06%	CPI	December-15	December-30

CheckFree Holdings, Inc. (7) Total					110,339	2,301,768	2.30%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square		Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Annualized Rent	Total Rent	Factor	Expiration	Term

AutoZone, Inc.	Decatur, AL	Retail	Retail Trade	South	5,400	44,620	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Bessemer, AL	Retail	Retail Trade	South	5,400	32,158	0.03%	% Sales	February-11	February-26
AutoZone, Inc.	Phenix City, AL	Retail	Retail Trade	South	5,400	44,620	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Mobile, AL	Retail	Retail Trade	South	5,400	44,620	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Chickasaw, AL	Retail	Retail Trade	South	5,400	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Montgomery, AL	Retail	Retail Trade	South	5,400	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Panama City, FL	Retail	Retail Trade	South	5,401	35,345	0.04%	% Sales	August-12	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,000	34,867	0.03%	% Sales	August-12	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,400	47,772	0.05%	% Sales	August-13	December-38
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,400	54,379	0.05%	% Sales	August-13	December-38
AutoZone, Inc.	Columbus, GA	Retail	Retail Trade	South	5,400	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Albany, GA	Retail	Retail Trade	South	5,400	43,262	0.04%	% Sales	August-13	December-38
AutoZone, Inc.	Brunswick, GA	Retail	Retail Trade	South	5,400	39,854	0.04%	% Sales	August-13	December-38
AutoZone, Inc.	Augusta, GA	Retail	Retail Trade	South	5,400	34,138	0.03%	% Sales	August-13	December-38
AutoZone, Inc.	Macon, GA	Retail	Retail Trade	South	5,400	49,503	0.05%	% Sales	August-13	December-38
AutoZone, Inc.	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Alton, IL	Retail	Retail Trade	Midwest	5,400	44,620	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Belleville, IL	Retail	Retail Trade	Midwest	5,400	44,620	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	West Monroe, LA	Retail	Retail Trade	South	5,400	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Lake Charles, LA	Retail	Retail Trade	South	6,480	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Lake Charles, LA	Retail	Retail Trade	South	6,480	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	6,600	21,567	0.02%	% Sales	March-09	March-14
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23,124	0.02%	% Sales	April-09	April-09
AutoZone, Inc.	Hammond, LA	Retail	Retail Trade	South	6,480	40,121	0.04%	% Sales	August-12	December-37
AutoZone, Inc.	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Overland, MO	Retail	Retail Trade	Midwest	6,480	43,414	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44,151	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	48,957	0.05%	% Sales	August-12	December-37
AutoZone, Inc.	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	48,718	0.05%	% Sales	August-12	December-37
AutoZone, Inc.	Gastonia, NC	Retail	Retail Trade	East	5,400	52,149	0.05%	% Sales	January-11	February-26
AutoZone, Inc.	Charlotte, NC	Retail	Retail Trade	East	5,400	42,283	0.04%	% Sales	January-11	February-26
AutoZone, Inc.	Statesville, NC	Retail	Retail Trade	East	5,400	50,739	0.05%	% Sales	January-11	February-26
AutoZone, Inc.	Lenoir, NC	Retail	Retail Trade	East	5,400	50,739	0.05%	% Sales	January-11	February-26
AutoZone, Inc.	Shelby, NC	Retail	Retail Trade	East	6,660	30,807	0.03%	% Sales	August-12	December-37
AutoZone, Inc.	Kannapolis, NC	Retail	Retail Trade	East	6,408	24,069	0.02%	% Sales	October-10	October-15
AutoZone, Inc.	Morgantown, NC	Retail	Retail Trade	East	5,400	19,451	0.02%	% Sales	October-10	October-10
AutoZone, Inc.	Albuquerque, NM	Retail	Retail Trade	West	5,400	54,642	0.05%	% Sales	August-13	December-38
AutoZone, Inc.	Farmington, NM	Retail	Retail Trade	West	5,400	41,479	0.04%	% Sales	August-13	December-38
AutoZone, Inc.	Lexington, SC	Retail	Retail Trade	East	5,400	50,079	0.05%	% Sales	August-13	December-38
AutoZone, Inc.	East Ridge, TN	Retail	Retail Trade	South	6,480	20,602	0.02%	% Sales	October-08	October-13
AutoZone, Inc.	Knoxville, TN	Retail	Retail Trade	South	6,660	23,008	0.02%	% Sales	May-09	May-14
AutoZone, Inc.	Austin, TX	Retail	Retail Trade	South	4,000	31,321	0.03%	% Sales	January-11	February-26
AutoZone, Inc.	Waco, TX	Retail	Retail Trade	South	4,800	37,585	0.04%	% Sales	January-11	February-26
AutoZone, Inc.	Corpus Christi, TX	Retail	Retail Trade	South	6,600	51,679	0.05%	% Sales	January-11	February-26
AutoZone, Inc.	Corpus Christi, TX	Retail	Retail Trade	South	6,480	50,739	0.05%	% Sales	January-11	February-26
AutoZone, Inc.	Victoria, TX	Retail	Retail Trade	South	6,480	50,739	0.05%	% Sales	January-11	February-26
AutoZone, Inc.	San Antonio, TX	Retail	Retail Trade	South	5,400	42,283	0.04%	% Sales	January-11	February-26
AutoZone, Inc.	Nederland, TX	Retail	Retail Trade	South	4,000	31,321	0.03%	% Sales	January-11	February-26
AutoZone, Inc.	West Orange, TX	Retail	Retail Trade	South	4,000	31,321	0.03%	% Sales	January-11	February-26
AutoZone, Inc.	Houston, TX	Retail	Retail Trade	South	5,400	53,488	0.05%	% Sales	August-13	December-38
AutoZone, Inc.	San Antonio, TX	Retail	Retail Trade	South	5,400	55,795	0.06%	% Sales	August-13	December-38

AutoZone, Inc. Total					302,230	2,216,594	2.22%

Semacs SA (14)	Chatou, France	Other	Health Care and Social Assistance	Europe	18,848	281,157	0.28%	INSEE (2)	June-10	June-10
Semacs SA (14)	Poissy, France	Other	Health Care and Social Assistance	Europe	18,792	307,515	0.31%	INSEE (2)	June-10	June-10
Semacs SA (14)	Rosny sous Bois, France	Other	Health Care and Social Assistance	Europe	16,693	260,509	0.26%	INSEE (2)	June-10	June-10
Semacs SA (14)	Paris, France	Other	Health Care and Social Assistance	Europe	18,927	395,376	0.40%	INSEE (2)	June-10	June-10
Semacs SA (14)	Rueil Malmaison, France	Other	Health Care and Social Assistance	Europe	18,197	372,093	0.37%	INSEE (2)	June-10	June-10
Semacs SA (14)	Sarcelles, France	Other	Health Care and Social Assistance	Europe	26,454	465,666	0.47%	INSEE (2)	June-10	June-10

Semacs SA (14) Total					117,911	2,082,316	2.08%

BellSouth Telecommunications	Lafayette, LA	Office	Information	South	66,846	1,351,150	1.35%	Stated	December-09	December-39
BellSouth Entertainment, Inc.	Ft. Lauderdale, FL	Warehouse/Distribution	Information	South	80,450	593,664	0.59%	Stated	June-09	June-19

BellSouth Corporation Total					147,296	1,944,814	1.94%

Quebecor Printing USA	Doraville, GA	Industrial	Manufacturing	South	432,559	1,940,625	1.94%	CPI	December-09	December-34

Quebecor Printing USA Total					432,559	1,940,625	1.94%

Lucent Technologies, Inc.	Charlotte, NC	Industrial	Wholesale Trade	East	568,670	1,918,333	1.92%	Fixed	March-07	March-12

Lucent Technologies, Inc. Total					568,670	1,918,333	1.92%

Career Education Corporation (Brown Institute)	Mendota Heights, MN	Other	Educational Services	Midwest	136,400	1,892,831	1.89%	Fixed	May-11	May-19

Career Education Corporation (Brown Institute) Total					136,400	1,892,831	1.89%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square		Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Annualized Rent	Total Rent	Factor	Expiration	Term

Information Resources, Inc. (8)	Chicago, IL	Office	Professional, Scientific and Technical Services	Midwest	30,797	683,141	0.68%	CPI	October-13	October-23
Information Resources, Inc. (8)	Chicago, IL	Office	Professional, Scientific and Technical Services	Midwest	53,195	1,179,801	1.18%	CPI	October-13	October-15

Information Resources, Inc. (8) Total					83,992	1,862,942	1.86%

Sybron Dental Specialties, Inc. (Apogent Technologies, Inc)	Glendora, CA	Office	Manufacturing	West	25,000	489,246	0.49%	CPI	December-18	December-43
Sybron Dental Specialties, Inc. (Apogent Technologies, Inc)	Romulus, MI	Industrial	Manufacturing	Midwest	220,000	1,281,052	1.28%	CPI	December-18	December-43

Sybron Dental Specialties, Inc. (Apogent Technologies, Inc) Total					245,000	1,770,298	1.77%

Unisource Worldwide, Inc.	Anchorage, AK	Warehouse/Distribution	Wholesale Trade	West	44,712	344,803	0.34%	Stated	December-09	December-29
Unisource Worldwide, Inc.	Commerce, CA	Warehouse/Distribution	Wholesale Trade	West	411,561	1,422,080	1.42%	Stated	April-10	April-30

Unisource Worldwide, Inc. Total					456,273	1,766,883	1.77%

Brodart Company	Williamsport, PA	Industrial	Wholesale Trade	East	309,030	1,015,205	1.02%	CPI	June-08	June-28
Brodart Company	Williamsport, PA	Industrial	Wholesale Trade	East	212,210	705,481	0.71%	CPI	June-08	June-28

Brodart Company Total					521,240	1,720,686	1.72%

Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	260,160	1,192,284	1.19%	CPI	March-10	March-35
Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	109,377	501,237	0.50%	CPI	March-10	March-35
Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	5,292	24,220	0.02%	CPI	March-10	March-35

Fiskars, Inc. (aka enviroWorks) Total					374,829	1,717,741	1.72%

SICOR, Inc.	San Diego, CA	Office	Manufacturing	West	35,951	835,705	0.84%	CPI	July-09	July-49
SICOR, Inc.	San Diego, CA	Industrial	Manufacturing	West	36,205	835,705	0.84%	CPI	July-09	July-49

SICOR, Inc. Total					72,156	1,671,410	1.67%

Wal-Mart Stores, Inc.	West Mifflin, PA	Retail	Retail Trade	East	121,053	1,017,233	1.02%	CPI	January-07	January-37
Wal-Mart Stores, Inc.	Greenfield, IN	Warehouse/Distribution	Retail Trade	Midwest	82,620	567,745	0.57%	None	January-10	January-20

Wal-Mart Stores, Inc. Total					203,673	1,584,978	1.58%

CSS Industries, Inc. (Cleo, Inc)	Memphis, TN	Warehouse/Distribution	Manufacturing	South	614,274	958,496	0.96%	CPI	December-10	December-15
CSS Industries, Inc. (Cleo, Inc)	Memphis, TN	Warehouse/Distribution	Manufacturing	South	391,896	611,504	0.61%	CPI	December-10	December-15

CSS Industries, Inc. (Cleo, Inc) Total					1,006,170	1,570,000	1.57%

BE Aerospace, Inc.	Lenexa, KS	Industrial	Manufacturing	Midwest	130,094	627,066	0.63%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Warehouse/Distribution	Manufacturing	East	90,800	252,185	0.25%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	74,026	205,591	0.21%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	50,200	139,424	0.14%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Office	Manufacturing	East	43,788	121,610	0.12%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	15,402	42,778	0.04%	Stated	September-17	September-37
BE Aerospace, Inc.	Dallas, TX	Industrial	Manufacturing	South	22,680	119,441	0.12%	Stated	September-17	September-37

BE Aerospace, Inc. Total					426,990	1,508,095	1.51%

Sprint Spectrum, L.P.	Rio Rancho, NM	Office	Information	West	94,730	1,424,561	1.42%	Stated	May-11	May-21

Sprint Spectrum, L.P. Total					94,730	1,424,561	1.42%

Lowe’s Home Improvement Warehouse	Bellevue, WA	Retail	Wholesale Trade	West	143,352	1,391,554	1.39%	CPI & % Sales	August-18	August-18

Lowe’s Home Improvement Warehouse Total					143,352	1,391,554	1.39%

Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	67,160	729,195	0.73%	None	December-07	December-28
Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	22,557	246,235	0.25%	None	December-07	December-28
Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	38,037	406,826	0.41%	None	December-07	December-28

Amerisure Mutual Insurance Co. Total					127,754	1,382,256	1.38%

AT&T Corporation	Bridgeton, MO	Industrial	Information	Midwest	85,510	1,257,410	1.26%	Stated	September-11	June-21

AT&T Corporation Total					85,510	1,257,410	1.26%

Livho Inc. (Holiday Inn)	Livonia, MI	Hospitality	Accomodation and Food Services	Midwest	158,000	1,200,000	1.20%	Stated	January-07	January-08

Livho Inc. Total					158,000	1,200,000	1.20%

Omnicom Group, Inc.	Venice, CA	Office	Professional, Scientific and Technical Services	West	77,719	1,193,661	1.19%	Stated	September-10	September-30

Omnicom Group, Inc. Total					77,719	1,193,661	1.19%

United States Postal Service (Bloomington, IL)	Bloomingdale, IL	Office	Transportation and Warehousing	Midwest	60,000	1,170,000	1.17%	Stated	April-11	April-11

United States Postal Service (Bloomington, IL) Total					60,000	1,170,000	1.17%

Hologic, Inc. (9)	Danbury, CT	Industrial	Manufacturing	East	22,335	210,526	0.21%	CPI	August-22	August-42
Hologic, Inc. (9)	Bedford, MA	Industrial	Manufacturing	East	74,520	925,612	0.93%	CPI	August-22	August-42

Hologic, Inc. (9) Total					96,855	1,136,138	1.14%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square		Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Annualized Rent	Total Rent	Factor	Expiration	Term

Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	7,220	43,127	0.04%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	40,285	240,527	0.24%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	39,920	238,343	0.24%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	95,420	569,819	0.57%	CPI/Market	May-12	May-12

Anthony’s Manufacturing Company, Inc. Total					182,845	1,091,816	1.09%

United Space Alliance LLC	Webster, TX	Warehouse/Distribution	Professional, Scientific and Technical Services	South	91,800	572,832	0.57%	Stated	September-10	September-12
United Space Alliance LLC	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	38,150	381,500	0.38%	None	April-07	April-11
United Space Alliance LLC	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	7,151	71,508	0.07%	None	April-07	April-11
United Space Alliance LLC	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	6,104	61,040	0.06%	None	April-07	April-11

United Space Alliance LLC Total					143,205	1,086,880	1.09%

Lockheed Martin Corporation	King of Prussia, PA	Office	Professional, Scientific and Technical Services	East	88,578	819,347	0.82%	Stated	July-08	July-08
Lockheed Martin Corporation	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	30,176	241,416	0.24%	Stated	December-07	December-07

Lockheed Martin Corporation Total					118,754	1,060,763	1.06%

Werner Co.	Erlanger, KY	Warehouse/Distribution	Manufacturing	East	409,600	762,048	0.76%	CPI	July-15	July-21
Werner Co.	Erlanger, KY	Warehouse/Distribution	Manufacturing	East	162,604	274,365	0.27%	CPI	July-15	July-21

Werner Co. Total					572,204	1,036,413	1.04%

United Stationers Supply Company	New Orleans, LA	Warehouse/Distribution	Wholesale Trade	South	59,000	366,539	0.37%	CPI	March-10	March-30
United Stationers Supply Company	Memphis, TN	Warehouse/Distribution	Wholesale Trade	South	75,000	317,385	0.32%	CPI	March-10	March-30
United Stationers Supply Company	San Antonio, TX	Warehouse/Distribution	Wholesale Trade	South	63,098	350,913	0.35%	CPI	March-10	March-30

United Stationers Supply Company Total					197,098	1,034,837	1.03%

Cree Microwave, LLC	Sunnyvale, CA	Industrial	Manufacturing	West	50,311	1,026,297	1.03%	CPI	November-11	November-26

Cree Microwave, LLC Total					50,311	1,026,297	1.03%

GATX Logistics, Inc. (aka Sears logistics services)	Jacksonville, FL	Warehouse/Distribution	Wholesale Trade	South	240,000	969,946	0.97%	None	February-08	February-08

GATX Logistics, Inc. (aka Sears logistics services) Total					240,000	969,946	0.97%

Swat-Fame, Inc. (City of Industry, CA)	City of Industry, CA	Industrial	Manufacturing	West	233,205	949,663	0.95%	CPI	December-10	December-20

Swat-Fame, Inc. (City of Industry, CA) Total					233,205	949,663	0.95%

Consolidated Systems, Inc. (13)	Columbia, SC	Office	Manufacturing	East	24,459	68,424	0.07%	Fixed	October-26	October-46
Consolidated Systems, Inc. (13)	Columbia, SC	Industrial	Manufacturing	East	294,249	823,165	0.82%	Fixed	October-26	October-46
Consolidated Systems, Inc. (13)	Columbia, SC	Warehouse/Distribution	Manufacturing	East	13,792	38,582	0.04%	Fixed	October-26	October-46
Consolidated Systems, Inc. (13)	Columbia, SC	Warehouse/Distribution	Manufacturing	East	6,266	17,529	0.02%	Fixed	October-26	October-46

Consolidated Systems, Inc. (13) Total					338,766	947,700	0.95%

Pre Finish Metals, Inc.	Walbridge, OH	Industrial	Manufacturing	Midwest	313,704	892,091	0.89%	CPI	June-08	June-28

Pre Finish Metals, Inc. Total					313,704	892,091	0.89%

24 Hour Fitness	Austin, TX	Other	Arts, Entertainment & Recreation	South	43,935	850,484	0.85%	CPI	June-17	June-33

24 Hour Fitness Total					43,935	850,484	0.85%

Pharmaco International, Inc.	Austin, TX	Industrial	Professional, Scientific and Technical Services	South	65,160	582,071	0.58%	CPI	November-10	November-30
Pharmaco International, Inc.	Austin, TX	Office	Professional, Scientific and Technical Services	South	8,500	84,203	0.08%	CPI	November-10	November-30
Pharmaco International, Inc.	Austin, TX	Office	Professional, Scientific and Technical Services	South	8,525	84,464	0.08%	CPI	November-10	November-30
Pharmaco International, Inc.	Austin, TX	Office	Professional, Scientific and Technical Services	South	8,500	84,203	0.08%	CPI	November-10	November-30

Pharmaco International, Inc. Total					90,685	834,941	0.83%

NVR L.P. (aka NV Ryan, Inc.)	Thurmont, MD	Industrial	Construction	East	150,468	687,992	0.69%	CPI	March-14	March-30
NVR L.P. (aka NV Ryan, Inc.)	Farmington, NY	Industrial	Construction	East	29,273	132,805	0.13%	CPI	March-14	March-30

NVR L.P. (aka NV Ryan, Inc.) Total					179,741	820,797	0.82%

Hibbett Sporting Goods, Inc.	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	819,935	0.82%	CPI	December-14	December-29

Hibbett Sporting Goods, Inc. Total					219,312	819,935	0.82%

AMS Holding Group (Vertafore, Inc.)	College Station, TX	Office	Information	South	52,552	765,101	0.77%	Stated	December-09	December-15

AMS Holding Group (Vertafore, Inc.) Total					52,552	765,101	0.77%

Western Union Financial Services, Inc.	Bridgeton, MO	Office	Finance and Insurance	Midwest	78,080	624,640	0.62%	Stated	November-16	November-26

Western Union Financial Services, Inc. Total					78,080	624,640	0.62%

Aviva France (fka Tellit Assurances — Sun Alliance) (3)	Rouen, France	Office	Finance and Insurance	Europe	27,593	604,729	0.60%	INSEE (2)	September-10	September-10

Aviva France (fka Tellit Assurances — Sun Alliance) (3) Total					27,593	604,729	0.60%

Deloro Stellite (DS) Group Ltd. Total	Goshen, IN	Industrial	Manufacturing	Midwest	52,000	563,715	0.56%	CPI	February-10	February-35

Deloro Stellite (DS) Group Ltd. Total Total					52,000	563,715	0.56%

Yale Security, Inc.	Lemont, IL	Industrial	Manufacturing	Midwest	113,133	519,000	0.52%	Stated	March-11	March-11

Yale Security, Inc. Total					113,133	519,000	0.52%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square		Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Annualized Rent	Total Rent	Factor	Expiration	Term

Childtime Childcare, Inc. (10)	Chandler, AZ	Other Properties	Health Care and Social Assistance	West	2,026	35,254	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Tucson, AZ	Other Properties	Health Care and Social Assistance	West	2,165	36,751	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Alhambra, CA	Other Properties	Health Care and Social Assistance	West	2,262	53,011	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Chino, CA	Other Properties	Health Care and Social Assistance	West	2,166	46,300	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Garden Grove, CA	Other Properties	Health Care and Social Assistance	West	2,848	45,526	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Tustin, CA	Other Properties	Health Care and Social Assistance	West	2,264	52,598	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Westland, MI	Other Properties	Health Care and Social Assistance	Midwest	2,472	26,376	0.03%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Canton, MI	Other Properties	Health Care and Social Assistance	Midwest	2,311	47,797	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Westland, MI	Other Properties	Health Care and Social Assistance	Midwest	2,787	34,583	0.03%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Carrollton, TX	Other Properties	Health Care and Social Assistance	South	2,438	45,991	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Duncanville, TX	Other Properties	Health Care and Social Assistance	South	2,438	45,991	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Lewisville, TX	Other Properties	Health Care and Social Assistance	South	2,440	45,991	0.05%	CPI	January-16	January-41

Childtime Childcare, Inc. (10) Total					28,617	516,169	0.52%

ALCOA Inc	Salisbury, NC	Warehouse/Distribution	Manufacturing	East	200,000	471,082	0.47%	Stated	June-10	June-20

ALCOA Inc Total					200,000	471,082	0.47%

Jada Toys, Inc.	City of Industry, CA	Industrial	Manufacturing	West	92,595	444,000	0.44%	None	April-12	April-17

Jada Toys, Inc. Total					92,595	444,000	0.44%

Alstom Power Inc.	Erlanger, KY	Warehouse/Distribution	Professional, Scientific and Technical Services	East	197,400	443,370	0.44%	Stated	May-13	May-13

Alstom Power Inc. Total					197,400	443,370	0.44%

Laboratoires Nycomed Amersham (3)	Paris, France	Office	Manufacturing	Europe	15,404	423,706	0.42%	INSEE (2)	January-10	June-15

Laboratoires Nycomed Amersham (3)Total					15,404	423,706	0.42%

Affiliated Foods Southwest, Inc.	Hope, AR	Retail	Retail Trade	South	35,784	85,882	0.09%	CPI	March-12	March-37
Affiliated Foods Southwest, Inc.	Little Rock, AR	Retail	Retail Trade	South	21,932	34,745	0.03%	CPI	March-12	March-22
Affiliated Foods Southwest, Inc.	Little Rock, AR	Retail	Retail Trade	South	64,358	295,611	0.30%	Fixed	January-09	January-24

Affiliated Foods Southwest, Inc. Total					122,074	416,238	0.42%

Kmart Corporation	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180,000	0.18%	None	May-11	May-26
Kmart Corporation	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210,000	0.21%	None	March-11	March-26

Kmart Corporation Total					192,778	390,000	0.39%

The Retail Distribution Group	Grand Rapids, MI	Warehouse/Distribution	Wholesale Trade	Midwest	71,784	371,884	0.37%	Fixed	August-09	August-13

The Retail Distribution Group Total					71,784	371,884	0.37%

Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.)	Beaumont, TX	Office	Professional, Scientific and Technical Services	South	34,300	296,352	0.30%	Stated	December-11	December-14
Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.)	Beaumont, TX	Office	Professional, Scientific and Technical Services	South	8,580	74,217	0.07%	Stated	December-11	December-14

Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.) Total					42,880	370,569	0.37%

Faurecia Exhaust Systems, Inc. (fka AP Parts Manufacturing, Co.)	Toledo, OH	Office	Manufacturing	Midwest	61,000	336,000	0.34%	CPI	November-22	November-22

Faurecia Exhaust Systems, Inc. (fka AP Parts Manufacturing, Co.) Total					61,000	336,000	0.34%

Pioneer Credit Recovery, Inc.	Moorestown, NJ	Office	Administrative and Support and Waste Management and Remediation Services	East	30,000	330,000	0.33%	Fixed	April-12	April-18

Pioneer Credit Recovery, Inc. Total					30,000	330,000	0.33%

Direction Regional des Affaires Sanitaires et Sociales(DRASS)(3)	Rouen, France	Office	Public Administration	Europe	19,214	294,086	0.29%	INSEE (2)	December-13	December-13

Direction Regional des Affaires Sanitaires et Sociales (3)Total					19,214	294,086	0.29%

SARL S3T (11)	Joue Les Tours, France	Warehouse/Distribution	Information	Europe	55,594	292,856	0.29%	INSEE (2)	May-08	May-08

SARL S3T (11) Total					55,594	292,856	0.29%

S&ME, Inc.	Raleigh, NC	Office	Professional, Scientific and Technical Services	East	27,770	291,204	0.29%	Stated	July-16	July-26

S&ME, Inc. Total					27,770	291,204	0.29%

Roof Center, Inc., The	Manassas, VA	Industrial	Wholesale Trade	East	60,446	285,115	0.29%	Fixed	July-09	July-09

Roof Center, Inc., The Total					60,446	285,115	0.29%

DSM Food Specialties (11)	Phalempin, France	Warehouse/Distribution	Wholesale Trade	Europe	29,870	279,586	0.28%	INSEE (2)	May-08	May-08

DSM Food Specialties (11) Total					29,870	279,586	0.28%

Winn-Dixie, Inc.	Montgomery, AL	Retail	Retail Trade	South	32,690	138,933	0.14%	None	March-08	March-38
Winn-Dixie, Inc.	Brewton, AL	Retail	Retail Trade	South	30,625	134,500	0.13%	None	October-10	October-30

Winn-Dixie, Inc. Total					63,315	273,433	0.27%

US WEST Communications, Inc. (Qwest Communications)	Scottsdale, AZ	Industrial	Information	West	2,900	175,735	0.18%	Fixed	February-07	February-17
US WEST Communications, Inc. (Qwest Communications)	Scottsdale, AZ	Industrial	Information	West	1,560	94,535	0.09%	Fixed	February-07	February-17

US WEST Communications, Inc. (Qwest Communications) Total					4,460	270,270	0.27%

Penberthy Products, Inc.	Prophetstown, IL	Industrial	Manufacturing	Midwest	161,878	268,890	0.27%	CPI	April-11	April-26

Penberthy Products, Inc. Total					161,878	268,890	0.27%

Honeywell, Inc.	Houston, TX	Land	Manufacturing	South	1	36,000	0.04%	None	September-10	September-10
Honeywell, Inc.	Houston, TX	Warehouse/Distribution	Manufacturing	South	32,320	228,828	0.23%	None	September-10	September-10

Honeywell, Inc. Total					32,321	264,828	0.26%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square		Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Annualized Rent	Total Rent	Factor	Expiration	Term

Northern Tube, Inc. (Tubular Metal Systems)	Pinconning, MI	Industrial	Manufacturing	Midwest	220,588	254,538	0.25%	CPI	July-13	December-22

Northern Tube, Inc. Total					220,588	254,538	0.25%

Department de Seine St. Denis (3)	Paris, France	Office	Public Administration	Europe	8,451	244,901	0.24%	INSEE (2)	December-11	December-11

Department de Seine St. Denis (3) Total					8,451	244,901	0.24%

La Region Ile de France (3)	Paris, France	Office	Public Administration	Europe	7,613	221,517	0.22%	INSEE (2)	October-12	October-12

La Region Ile de France (3) Total					7,613	221,517	0.22%

Ace Hardware (Bay Area Blvd, Houston TX)	Houston, TX	Retail	Retail Trade	South	23,569	212,121	0.21%	Stated	March-16	March-26

Ace Hardware (Bay Area Blvd, Houston TX) Total					23,569	212,121	0.21%

GIE Groupe Vauban (3)	Paris, France	Office	Finance and Insurance	Europe	7,613	211,919	0.21%	INSEE (2)	September-12	September-12

GIE Groupe Vauban (3) Total					7,613	211,919	0.21%

Verizon Communications, Inc.	Milton, VT	Industrial	Information	East	30,624	208,467	0.21%	Fixed	February-13	February-13

Verizon Communications, Inc. Total					30,624	208,467	0.21%

Xerox Corporation	Hot Springs, AR	Retail	Manufacturing	South	36,850	171,721	0.17%	Fixed	May-11	May-21

Xerox Corporation Total					36,850	171,721	0.17%

Continental Airlines, Inc.	Houston, TX	Warehouse/Distribution	Transportation and Warehousing	South	25,125	157,200	0.16%	Fixed	July-08	July-08

Continental Airlines, Inc. Total					25,125	157,200	0.16%

Golder Associates Inc.	Houston, TX	Office	Professional, Scientific and Technical Services	South	3,330	30,768	0.03%	Fixed	October-10	October-20
Golder Associates Inc.	Houston, TX	Office	Professional, Scientific and Technical Services	South	8,066	72,600	0.07%	None	October-10	October-20

Golder Associates Inc. Total					11,396	103,368	0.10%

Custom Training Group	Houston, TX	Office	Educational Services	South	4,456	41,172	0.04%	Fixed	December-08	December-08
Custom Training Group	Houston, TX	Office	Educational Services	South	7,248	59,400	0.06%	Fixed	December-08	December-11

Custom Training Group Total					11,704	100,572	0.10%

L’Agence Nationale Pour L’Emploi (ANPE) (3)	Paris, France	Office	Public Administration	Europe	3,633	82,276	0.08%	INSEE (2)	June-07	June-15

L’Agence Nationale Pour L’Emploi (3) Total					3,633	82,276	0.08%

Richard Millburn Academy	Houston, TX	Office	Educational Services	South	7,860	80,220	0.08%	Stated	September-08	September-13

Richard Millburn Academy Total					7,860	80,220	0.08%

Bike Barn Holding Company, Inc. (Bay Area Blvd, Houston, TX)	Houston, TX	Retail	Retail Trade	South	6,216	71,280	0.07%	Stated	August-10	August-15

Bike Barn Holding Company, Inc. Total					6,216	71,280	0.07%

The Boeing Company	Houston, TX	Warehouse/Distribution	Manufacturing	South	10,960	71,040	0.07%	Fixed	January-09	January-13

The Boeing Company Total					10,960	71,040	0.07%

Kenyon International Emergency Services (Pepsi)	Houston, TX	Warehouse/Distribution	Health Care and Social Assistance	South	17,725	70,014	0.07%	None	October-09	October-19

Kenyon International Emergency Services (Pepsi) Total					17,725	70,014	0.07%

AFPOLS (3)	Paris, France	Office	Public Administration	Europe	3,488	69,373	0.07%	INSEE (2)	June-08	June-08

AFPOLS (3) Total					3,488	69,373	0.07%

Raytheon Company	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	9,138	65,796	0.07%	Fixed	July-10	July-25

Raytheon Company Total					9,138	65,796	0.07%

Trans American Automation Inc.	Houston, TX	Office	Manufacturing	South	5,632	48,660	0.05%	Fixed	February-07	February-07

Trans American Automation Inc. Total					5,632	48,660	0.05%

Olmsted Kirk Paper Company (Beaumont, TX)	Beaumont, TX	Office	Wholesale Trade	South	5,760	41,305	0.04%	Stated	December-07	December-07

Olmsted Kirk Paper Company (Beaumont, TX) Total					5,760	41,305	0.04%

Cardinal Communications	Broomfield, CO	Office	Construction	West	9,401	28,203	0.03%	None	October-07	October-08

Cardinal Communications Total					9,401	28,203	0.03%

G.T. of the Front Range	Broomfield, CO	Office	Retail Trade	West	5,488	20,580	0.02%	Stated	June-11	June-11

G.T. of the Front Range Total					5,488	20,580	0.02%

CGEC Keter	Paris, France	Office	Real Estate and Rental and Leasing	Europe	2,301	14,853	0.01%	INSEE (2)	December-14	December-14

CGEC Keter Total					2,301	14,853	0.01%

Marathon System Service	Broomfield, CO	Office	Information	West	2,283	14,680	0.01%	None	November-07	November-07

Marathon System Service Total					2,283	14,680	0.01%

Sundew Technologies	Broomfield, CO	Office	Administrative and Support and Waste Management and Remediation Services	West	3,745	12,805	0.01%	None	October-07	October-07

Sundew Technologies Total					3,745	12,805	0.01%

Appointment Quest	Broomfield, CO	Office	Information	West	1,670	12,024	0.01%	Fixed	May-09	May-09

Appointment Quest Total					1,670	12,024	0.01%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square		Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Annualized Rent	Total Rent	Factor	Expiration	Term

Red Cloud Telecom Products, Inc. (12)	Broomfield, CO	Office	Information	West	2,093	12,000	0.01%	Fixed	N/A	N/A

Red Cloud Telecom Products, Inc. Total (12)					2,093	12,000	0.01%

Abilis (3)	Paris, France	Office	Other Services (except Public Administration)	Europe	0	10,855	0.01%	INSEE (2)	February-07	January-08

Abilis (3) Total					0	10,855	0.01%

Aardvark IT Solutions	Broomfield, CO	Office	Professional, Scientific and Technical Services	West	3,069	10,742	0.01%	None	April-08	N/A

Aardvark IT Solutions Total					3,069	10,742	0.01%

Ass Comite Dept du Tourisme (3)	Paris, France	Office	Public Administration	Europe	0	10,243	0.01%	INSEE (2)	June-07	June-07

Ass Comite Dept du Tourisme (3) Total					0	10,243	0.01%

Rhino Linings	Broomfield, CO	Office	Retail Trade	West	2,532	9,849	0.01%	Fixed	June-08	June-08

Rhino Linings Total					2,532	9,849	0.01%

Classic Cuisines Catering	Bloomingdale, IL	Office	Accomodation and Food Services	Midwest	1,000	9,000	0.01%	None	October-08	October-08

Classic Cuisines Catering Total					1,000	9,000	0.01%

Fine Art Mannequins, LLC	Broomfield, CO	Office	Professional, Scientific and Technical Services	West	2,209	8,836	0.01%	None	April-07	April-09

Fine Art Mannequins, LLC Total					2,209	8,836	0.01%

AT&T Wireless Service (12)	Broomfield, CO	Office	Information	West	730	8,208	0.01%	Fixed	N/A	N/A

AT&T Wireless Service Total (12)					730	8,208	0.01%

Remote Access Diagnostic Radiography	Broomfield, CO	Office	Health Care and Social Assistance	West	2,093	7,765	0.01%	Fixed	October-06	October-06

Remote Access Diagnostic Radiography Total					2,093	7,765	0.01%

Orange (3)	Paris, France	Office	Information	Europe	0	7,765	0.01%	None	June-15	N/A

Orange (3) Total					0	7,765	0.01%

EarthRoamer.com	Broomfield, CO	Office	Manufacturing	West	7,500	7,500	0.01%	None	April-07	April-07

EarthRoamer.com Total					7,500	7,500	0.01%

Photo Center (12)	Hot Springs, AR	Retail	Manufacturing	South	340	4,800	0.00%	None	N/A	N/A

Photo Center (12) Total					340	4,800	0.00%

Byron Jacquot (12)	Broomfield, CO	Office	Arts, Entertainment & Recreation	West	1,105	3,978	0.00%	None	N/A	N/A

Byron Jacquot Total (12)					1,105	3,978	0.00%

DLH Management Corporation	Broomfield, CO	Office	Construction	West	1,510	2,280	0.00%	None	February-07	February-07

DLH Management Corporation Total					1,510	2,280	0.00%

Tempered Air Services, Inc.	Broomfield, CO	Office	Construction	West	1,200	1,200	0.00%	None	December-06	December-06

Tempered Air Services, Inc. Total					1,200	1,200	0.00%

Vacant	Houston, TX	Office	N/A	South	5,742	—	—	N/A	N/A	N/A
Vacant	Bloomingdale, IL	Office	N/A	Midwest	14,084	—	—	N/A	N/A	N/A
Vacant	Travelers Rest, SC	Industrial	N/A	East	181,700	—	—	N/A	N/A	N/A
Vacant	Bloomingdale, IL	Office	N/A	Midwest	40,916	—	—	N/A	N/A	N/A
Vacant	Moorestown, NJ	Office	N/A	East	35,567	—	—	N/A	N/A	N/A
Vacant	Webster, TX	Industrial	N/A	South	17,859	—	—	N/A	N/A	N/A
Vacant	Houston, TX	Office	N/A	South	7,306	—	—	N/A	N/A	N/A
Vacant	Salisbury, NC	Various	N/A	East	110,965	—	—	N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	57,827	—	—	N/A	N/A	N/A
Vacant	San Leandro, CA	Land	N/A	West	1	—	—	N/A	N/A	N/A
Vacant	Chattanooga, TN	Industrial	N/A	South	242,317	—	—	N/A	N/A	N/A
Vacant	Paris, France	Office	N/A	Europe	3,407	—	—	N/A	N/A	N/A

Vacant Total					717,691

Grand Total					17,990,782	$100,003,023	100%

(1)	WPC LLC owns 95% of this property. Rents reflect a conversion rate of 1.3203 USD/EUR as of December 31, 2006.

(2)	INSEE construction index, an index published quarterly by the French Government.

(3)	WPC LLC owns 75% of this property. Rents reflect a conversion rate of 1.3203 USD/EUR as of December 31, 2006.

(4)	WPC LLC owns 49.625% of this property. Rents reflect a conversion rate of 1.3203 USD/EUR as of December 31, 2006.

(5)	WPC LLC owns 40% of this property.

(6)	WPC LLC owns 74.583% of this property.

(7)	WPC LLC owns 50% of this property.

(8)	WPC LLC owns 33.33% of this property.

(9)	WPC LLC owns 36.00% of this property.

(10)	WPC LLC owns 33.93% of this property.

(11)	WPC LLC owns 80% of this property. Rents reflect a conversion rate of 1.3203 USD/EUR as of December 31, 2006.

(12)	Tenant is occupying property on a month-to-month basis.

(13)	WPC LLC owns 60% of this property.

(14)	WPC LLC owns 35% of this property.

Ticker: WPC	www.wpcarey.com